HIGH INCOME FUND (the “fund”)
(a series of John Hancock Funds II)

601 Congress Street
Boston, Massachusetts 02210

Notice of Special Meeting of Shareholders
Scheduled for October 10, 2013

To the shareholders of the fund:

A shareholder meeting of the fund will be held at 601 Congress Street, Boston, Massachusetts 02210, on Thursday, October 10, 2013, at 2:00 p.m., Eastern Time, to consider the following:

1.
A proposal to approve an Agreement and Plan of Reorganization between the fund and John Hancock High Yield Fund (“High Yield”). Under this agreement, the fund would transfer all of its assets to High Yield in exchange for shares of High Yield. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and the other shareholders of the fund. High Yield also would assume the fund’s liabilities. Your fund’s Board of Trustees recommends that you vote FOR this proposal.

2.	Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on August 12, 2013, are entitled to vote at the meeting and any adjourned session(s) of the meeting.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card(s). If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

By order of the Board of Trustees,

Thomas M. Kinzler
Secretary
Boston, Massachusetts
August 29, 2013

PROXY STATEMENT of High Income Fund (“High Income,” the “Acquired Fund” or “your fund”), a series of John Hancock Funds II (“JHF II”)
PROSPECTUS for John Hancock High Yield Fund (“High Yield” or the “Acquiring Fund”), a series of John Hancock Bond Trust (the “Bond Trust”)

The address of the Acquired Fund and the Acquiring Fund is 601 Congress Street, Boston, Massachusetts 02210.

* * * * * *
This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization. Please read it carefully and retain it for future reference.

How the Reorganization Will Work

▪	Your fund will transfer all of its assets to High Yield. High Yield will assume your fund’s liabilities.

▪
High Yield will issue Class NAV shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Class NAV shares. These shares will be distributed to your fund’s Class NAV shareholders in proportion to their holdings on the reorganization date.

▪	No front-end sales charges will be imposed on shares of High Yield received by shareholders of the Acquired Fund.

▪	Your fund will be terminated and shareholders of your fund will become shareholders of High Yield.

▪	For federal income tax purposes, the reorganization is not intended to result in income, gain or loss being recognized by your fund, High Yield, or the shareholders of your fund.

Rationale for the Reorganization
The reorganization is intended to consolidate the Acquired Fund with a high yield fixed-income fund with identical investment objectives and investment policies managed by the same portfolio management team.

The investment advisor of your fund is John Hancock Investment Management Services, LLC (“JHIMS”), and the investment advisor of High Yield is John Hancock Advisers, LLC (“JHA”). JHIMS and JHA are both wholly owned subsidiaries of Manulife Financial Corporation; have substantially similar boards, officers and other personnel; and share common facilities and resources. The subadvisor of each fund is John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM”).

The investment objectives of both funds are identical, to seek current income, with capital appreciation as a secondary goal. In addition, the principal investment policies of both funds are nearly identical: each fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign fixed-income securities rated BB/Ba or lower and their unrated equivalents.

There are two minor stated differences between the funds’ principal investment policies. In one case, High Yield’s prospectus states that the fund may hold up to 20% of its total assets in the securities of companies in any one industry and up to 10% of its total assets in the securities of any individual issuer, while High Income’s prospectus does not state a policy with respect to these strategies. In the other case, High Income’s prospectus states that the fund may invest in asset-backed debt securities, while High Yield’s prospectus does not state a policy regarding asset-backed securities. In practice, however, JHAM manages both funds in substantially the same manner. Although a policy regarding investment in one industry or issuer is not expressed in its prospectus, High Income is generally permitted under applicable law to invest up to 20% of assets in the same industry and up to 10% of total assets in any one issuer. Similarly, although investment in asset-backed securities is not specifically set forth in its prospectus, High Yield invests in asset-backed securities under its general authority to invest in U.S. and foreign fixed-income securities.

At all asset levels, the advisory fee charged to High Yield is lower than the advisory fee charged to High Income. As of June 30, 2013, High Income’s assets amounted to approximately $508 million and High Yield’s assets were approximately $584 million. The overall operating expense ratios of High Yield’s Class NAV shares after the reorganization are expected to be lower than those of High Income’s Class NAV shares. See “Comparison of Fund Classes, Expenses, and Advisory Arrangements — Comparison of Advisory Arrangements” for more information. Class NAV is the sole operating share class of your fund. In addition to High Yield’s Class NAV shares, which are recently established, High Yield also offers Class A, Class B, Class C, and Class I shares.

The combined fund may be better positioned in the market to increase asset size and achieve economies of scale. Each fund incurs substantial operating costs for, among other things, insurance, accounting, legal and custodial services. The combination of these funds resulting from the reorganization may enable you to benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to a lower expense ratio in the long term than either fund would achieve separately.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this proxy statement and prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information
▪	The High Yield Class NAV shares prospectus dated June 27, 2013	In the same envelope as this proxy statement and prospectus. This document is incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.
▪
The statement of additional information (“SAI”) dated August 29, 2013, which relates to this proxy statement and prospectus and the reorganization, and contains additional information about the Acquired Fund and the Acquiring Fund

These documents and additional information about the Acquired Fund and the Acquiring Fund are on file with the SEC and are available at no charge by writing to us or by calling our toll-free telephone number: 1-800-225-5291. Information in these documents is incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

▪	The High Yield annual shareholder report dated May 31, 2013
▪	The High Yield SAI dated June 27, 2013
▪	The High Income Class NAV shares prospectus dated January 1, 2013
▪	The High Income SAI dated January 1, 2013
▪	The High Income annual shareholder report dated August 31, 2012
▪	The High Income semiannual shareholder report dated February 28, 2013
To ask questions about this proxy statement and prospectus, call our toll-free telephone number: 1-800-225-5291.
The date of this proxy statement and prospectus is August 29, 2013.

TABLE OF CONTENTS

INTRODUCTION	1
PROPOSAL — REORGANIZATION OF HIGH INCOME	1
COMPARISON OF FUND CLASSES, EXPENSES, AND ADVISORY
ARRANGEMENTS	4
DESCRIPTION OF INVESTMENT RISKS	6
PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF
REORGANIZATION	13
FUND PAST PERFORMANCE	14
FURTHER INFORMATION ON THE REORGANIZATION	16
CAPITALIZATION	18
ADDITIONAL INFORMATION ABOUT THE FUNDS’ BUSINESSES	19
BOARD EVALUATION AND RECOMMENDATION	20
CONFLICTS OF INTEREST	20
VOTING RIGHTS AND REQUIRED VOTE	20
INFORMATION CONCERNING THE MEETING	21
OWNERSHIP OF SHARES OF THE FUNDS	22
EXPERTS	22
AVAILABLE INFORMATION	23
EXHIBIT A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

INTRODUCTION

This proxy statement and prospectus is being used by the Board of Trustees of JHF II (the “JHF II Board”) to solicit proxies to be voted at a special meeting of High Income’s shareholders. This meeting will be held at 601 Congress Street, Boston, Massachusetts 02210, on Thursday, October 10, 2013, at 2:00 p.m., Eastern Time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of High Income into High Yield (the “Reorganization”). This proxy statement and prospectus is being mailed to your fund’s shareholders on or about August 29, 2013.

The proxy statement and prospectus includes information that is specific to the proposal, including summary comparisons. You should read the entire proxy statement and prospectus carefully, including Exhibit A (which contains a form of the Agreement), as well as the enclosed Class NAV prospectus of High Yield, because they contain details that are not in the summary comparisons.

Who is Eligible to Vote?

Shareholders of record of the Acquired Fund on August 12, 2013 are entitled to attend and vote at the meeting and any adjourned session(s) of the meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Although High Income is authorized to offer multiple share classes, as of the record date, only Class NAV shares are outstanding. As of the record date, Class NAV shares of High Income were held by various John Hancock funds of funds (collectively, the “Funds of Funds”), each of which invests in shares of other underlying JHF II funds, such as High Income, and Master Trust for the Investment-Incentive Plan for John Hancock Employees and John Hancock Savings and Investment Plan (the “Master Trust”). Pursuant to the proxy voting policies of High Income and the Funds of Funds, where the Funds of Funds are not the sole shareholders of an underlying fund (in this case, High Income), the Funds of Funds will vote proxies relating to shares of the underlying fund in the same proportion as the vote of all other holders of such underlying fund shares (in this case, the Master Trust).

PROPOSAL — REORGANIZATION OF HIGH INCOME

Approval of Agreement and Plan of Reorganization between High Income and High Yield

Under the Agreement, High Income would transfer all of its assets to High Yield in exchange for shares of High Yield. These shares would be distributed proportionately to the shareholders of High Income. High Yield also would assume the liabilities of High Income. For federal income tax purposes, the Reorganization will not result in income, gain or loss being recognized by High Income, High Yield, or the shareholders of High Income. The JHF II Board unanimously recommends that shareholders vote FOR this proposal.

SUMMARY COMPARISONS OF ACQUIRED FUND TO ACQUIRING FUND

Comparison of the Funds’ Investment Objectives, Strategies and Policies

	ACQUIRED FUND	ACQUIRING FUND
	High Income	High Yield
Business	Each fund is a series of its respective trust, in each case, an open-end investment management company organized as a Massachusetts business trust.
Approximate net assets as of June 30, 2013	$508,033,455	$583,782,974

	ACQUIRED FUND	ACQUIRING FUND
	High Income	High Yield
Investment advisor1	JHIMS	JHA
Subadvisor	JHAM
Portfolio managers	John F. Addeo, CFA
	● ●	Managing Director Managed each fund since 2012
Dennis F. McCafferty, CFA
	● ●	Managing Director Managed each fund since 2009
Joseph E. Rizzo
	● ●	Managing Director Managed each fund since 2008
Investment objective	Each fund seeks high current income; capital appreciation is a secondary goal.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets in U.S. and foreign fixed-income securities that, at the time of investment, are rated BB/Ba or lower or are unrated equivalents (“junk bonds”) as rated by S&P/Moody’s or if unrated, deemed like quality by the subadviser. These may include, but are not limited to, U.S. and foreign corporate bonds, debentures and notes, convertible securities, preferred stocks, and U.S. and foreign government obligations.

No more than 10% of the fund’s total assets (measured at the time of investment) may be invested in securities that are rated in default by S&P’s or by Moody’s or if unrated, deemed like quality by the subadviser. There is no limit on the fund’s average maturity. The foreign securities in which the fund may invest include both developed and emerging market securities.

In managing the fund’s portfolio, the subadviser concentrates on industry allocation and securities selection deciding which types of industries to emphasize at a given time, and then which individual down securities to buy. The subadviser uses top-

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign fixed-income securities rated BB/Ba or lower and their unrated equivalents. These may include, but are not limited to, domestic and foreign corporate bonds, debentures and notes, convertible securities, preferred securities and domestic and foreign government obligations.

No more than 10% of the fund’s total assets may be invested in securities that, at the time of purchase, are rated in default by Standard & Poor’s Ratings Services (S&P) or by Moody’s Investors Service, Inc. (Moody’s). There is no limit on the fund’s average maturity.

In managing the fund’s portfolio, the subadvisor concentrates on industry allocation and securities selection, deciding which types of industries to emphasize at a given time and then which individual securities to buy. The subadvisor uses top-down analysis to determine which industries may benefit from current and future changes in the economy.

The fund may hold up to 20% of its total assets in the securities of companies in any one industry and up to 10% of its total assets in the

1 JHIMS and JHA are both wholly owned subsidiaries of Manulife Financial Corporation; have substantially similar boards, officers and other personnel; and share common facilities and resources.

	ACQUIRED FUND	ACQUIRING FUND
	High Income	High Yield

down analysis to determine which industries may benefit from current and future changes in the economy.

In choosing individual securities, the subadviser uses bottom-up research to find securities that appear comparatively under-valued. The subadviser looks at the financial condition of the issuers as well as the collateralization and other features of the securities themselves. The fund typically invests in a broad range of industries.

The fund may invest in both investment-grade and non-investment-grade asset-backed securities, including asset-backed securities rated BB/Ba by S&P/Moody’s or lower and their unrated equivalents.

In addition, the fund may invest up to 20% of its net assets in U.S. and foreign common stocks of companies of any size.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance).

securities of any individual issuer.

In choosing individual securities, the subadvisor uses bottom-up research to find securities that appear comparatively undervalued. The subadvisor looks at the financial condition of the issuers, as well as the collateralization and other features of the securities themselves. The fund typically invests in a broad range of industries.

In addition, the fund may invest up to 20% of its assets in U.S. and foreign common stocks of companies of any size.

Diversification	Each fund is classified as a diversified fund.
Derivatives
The fund may use certain higher-risk investments, including derivatives (such as futures, exchange-traded options, over-the-counter options, interest rate, foreign currency and credit default swaps, and foreign forward currency contracts) to protect against possible adverse changes, to manage cash flows and risks, to gain investment exposure and/or to access potential investment opportunities, and restricted or illiquid securities.

The fund may use certain higher-risk investments, including restricted or illiquid securities and derivatives, which include futures contracts on securities, indexes and foreign currency; options on futures contracts, securities, indexes and foreign currency; interest rate, foreign currency and credit default swaps; and foreign currency forward contracts, in each case, for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

Temporary defensive positions
Each fund may invest up to 100% of its assets in cash or money market instruments for the purpose of:

●  meeting redemption requests,
●  making other anticipated cash payments, or
●  protecting the fund in the event the subadvisor determines that market or economic conditions warrant a defensive posture.

To the extent that a fund is in a defensive position, its ability to achieve its investment goal will be limited.

The principal investment policies of the funds are nearly identical.

There are two minor stated differences between the funds’ principal investment policies. In one case, High Yield’s prospectus states that the fund may hold up to 20% of its total assets in the securities of companies in any one industry and up to 10% of its total assets in the securities of any individual issuer, while High Income’s prospectus does not state a policy with respect to these strategies. In the other case, High Income’s prospectus states that the fund may invest in asset-backed debt securities, while High Yield’s prospectus does not state a policy regarding asset-backed securities. In practice, however, JHAM manages both funds in substantially the same manner. Although a policy regarding investment in one industry or issuer is not expressed in its prospectus, High Income is generally permitted under applicable law to invest up to 20% of assets in the same industry and up to 10% of total assets in any one issuer. Similarly, although investment in asset-backed securities is not specifically set forth in its prospectus, High Yield invests in asset-backed securities under its general authority to invest in U.S. and foreign fixed-income securities.

COMPARISON OF FUND CLASSES, EXPENSES, AND ADVISORY ARRANGEMENTS

Comparison of the Funds’ Share Classes

The following section details the characteristics and fee structures for each class of shares of the funds involved in the Reorganization. Class NAV is the sole operating share class of your fund. In addition to High Yield’s Class NAV shares, which are recently established, High Yield also offers Class A, Class B, Class C, and Class I shares.

Class NAV shares of each fund have the same characteristics and fee structures. Class NAV shares are offered without a front-end sales charge or contingent deferred sales charge to certain affiliated funds, each of which is a fund of funds that invests in various other funds. Class NAV shares may also be sold to retirement plans for employees of John Hancock and/or Manulife affiliated companies only, including John Hancock qualified plans and non-qualified deferred compensation plans, and separate investment accounts of John Hancock and its insurance affiliates and to the issuers of interests in the John Hancock Freedom 529 plan, including the Education Trust of Alaska.

Class NAV shares do not bear distribution and service (Rule 12b-1) fees.

Description of Buying, Selling and Exchanging Class NAV Shares (both funds have the same policy)

Buying shares	Permitted entities generally may open an account and purchase Class NAV shares by contacting a financial service firm authorized to sell Class NAV shares of the fund.
Minimum initial investment	There is no minimum initial investment requirement.
Exchanging shares
Shareholders may exchange their shares of a class of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Selling shares	Each fund’s shares are redeemable on any business day on instruction to the fund.
Net asset value
Buy and sell requests are executed at the next net asset value (“NAV”) to be calculated after receipt of the request in good order. The NAV per share for each class of shares of each fund is determined at the close of regular trading on the New York Stock Exchange, which is typically 4:00 pm, Eastern Time.

Comparison of Expenses

The hypothetical pro forma annual total operating expenses of High Yield’s Class NAV shares after the Reorganization are expected to be lower than the annual total operating expenses of your fund’s Class NAV shares.

At all asset levels, High Yield is charged an annual management fee that is lower than the management fee charged to High Income. See “Comparison of Fund Classes, Expenses, and Advisory Arrangements — Comparison of Advisory Arrangements” for more information.

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less.

Expenses for the current fiscal year may be higher than those shown in the “Annual operating expenses” table for one or more of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary expenses, such as fund tax expenses.

The following expense tables briefly describe the fees and the expenses that shareholders of the Acquired Fund and the Acquiring Fund may pay if they buy and hold shares of each respective fund and are based on expenses paid by the Acquired Fund for the twelve months ended May 31, 2013, and the estimated expenses that would have been paid by the Acquiring Fund’s Class NAV shares for the fiscal year ended May 31, 2013 (based on historical expense information for the Acquiring Fund’s other share classes). The tables also show the hypothetical pro forma expenses of High Yield assuming the Reorganization with the Acquired Fund had occurred on June 1, 2012. High Yield’s expenses after the Reorganization may be greater or less than those shown.

The following table illustrates the anticipated change in operating expenses expected as a result of the Reorganization of High Income into the Acquiring Fund.

	High Income Class NAV	High Yield Class NAV	High Yield (Pro Forma) (Assuming Reorganization with High Income) Class NAV
Annual fund operating expenses
Management fee	0.70%	0.52%	0.51%
Other expenses	0.05%	0.10%1	0.05%1
Total fund operating expenses	0.75%	0.62%	0.56%
1	Based on estimated expenses for the current fiscal year.

Examples

The hypothetical examples below show what your expenses would be for your fund and High Yield if you had invested $10,000 over different time periods and then redeemed all of your shares at the end of those periods, based on expenses paid by the Acquired Fund for the twelve months ended May 31, 2013 and the estimated expenses that would have been paid by the Acquiring Fund’s Class NAV shares for the fiscal year ended May 31, 2013. Each example assumes that you reinvested all distributions and that the average annual return was 5%. Pro forma expenses are included assuming the Reorganization of your fund with High Yield on June 1, 2012. The examples are for comparison purposes only and are not a representation of your fund’s or High Yield’s actual expenses or returns, either past or future.

	High Income Class NAV	High Yield Class NAV	High Yield Class NAV (Pro Forma) — assuming Reorganization with High Income
Year 1	$77	$63	$57
Year 3	$240	$199	$179
Year 5	$417	$346	$313
Year 10	$930	$774	$701

Comparison of Advisory Arrangements

Your fund’s and High Yield’s advisory and subadvisory agreements are substantially similar, except that the funds’ management fees differ, as set forth below. As noted in the table under “Management Arrangements,” JHIMS and JHA serve as the investment advisor of the Acquired and Acquiring Funds, respectively, and JHAM serves as each fund’s subadvisor. Each of JHIMS and JHA, as applicable, pays subadvisory fees to JHAM from its own assets and not from the assets of the relevant fund.

Each fund pays daily management fees to its investment advisor equal to the annual percentages of average daily net assets, as shown in the following table:

Annual Advisory Fee Rates
High Income — Advisory Fees Payable to JHIMS	High Yield — Advisory Fees Payable to JHA
0.725% — first $150 million; 0.675% — next $350 million; 0.650% — next $2 billion; and 0.600% — excess over $2.5 billion.	0.6250% — first $75 million; 0.5625% — next $75 million; 0.5000% — next $350 million; 0.4750% — next $2 billion; and 0.4500% — excess over $2.5 billion.

DESCRIPTION OF INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following discussion shows the similarities of the principal risks affecting each fund, listed in alphabetical order. Because both funds’ investment policies are nearly identical, both funds are subject to the same risks.

Active management risk

A fund that relies on the manager’s ability to pursue the fund’s investment objective is subject to active management risk. The manager will apply investment techniques and risk analyses in making investment decisions for a fund and there can be no guarantee that these will produce the desired results. A fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the manager to choose securities that perform better than securities that are included in the benchmark.

Changing distribution levels risk

The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund’s investments. The fund may not be able to pay distributions or may have to reduce its distribution level if the amount of such income and/or dividends paid from its investments decline. Therefore, distribution rates and income amounts can change at any time.

As a result of market, interest rate and other circumstances, the amount of cash available for distribution and the fund’s distribution rate may vary or decline. The risk of variability and/or reduction in distribution levels is accentuated in the currently prevailing market and interest-rate circumstances. Interest rates available on investments have decreased as illustrated by the declines in effective yield on leading high-yield bond indexes. In addition, as a result of these circumstances, many higher-yielding securities have been called by the issuers and refinanced with lower-yielding securities. Moreover, the fund’s investments in equity, equity-like, distressed and special situation securities may result in significant holdings that currently pay low or no income, but that the subadvisor believes represent positive long-term investment opportunities.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives and other strategic transactions risk”) or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest or settlement payments or to otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality or corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadvisor may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below-investment-grade securities (also called junk bonds), which are fixed-income securities rated “Ba” or lower by Moody’s or “BB” or lower by S&P at the time of investment, or determined by a subadvisor to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions and they may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the subadvisor intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Preferred and convertible securities risk. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security.

Emerging markets risk. Funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates and intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize hedging, derivatives and other strategic transactions successfully will depend in part on its subadvisor’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadvisor only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counter-party will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadvisor intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadvisor may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions in which the fund intends to invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Foreign currency swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Issuer risk

An issuer of a security purchased by a fund may perform poorly and, therefore, the value of its stocks and bonds may decline and the issuer may default on its obligations. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

Liquidity risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous market price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

Lower-rated fixed-income securities risk and high-yield securities risk

Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on subadvisor’s own credit analysis. While a subadvisor may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadvisor’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange-rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes invest-ments in companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range for the fund.

Sector investing risk

When a fund’s investments are focused in a particular sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that such funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in a particular sector is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that sector.

Comparison of Fund Performance

Past performance records of High Income and High Yield through December 31, 2012, including: (1) calendar year total returns; and (2) average annual total returns are set forth under “Fund Past Performance” beginning on page 13 of this proxy statement and prospectus.

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve the Agreement, a form of which is attached to this proxy statement and prospectus as Exhibit A, with respect to your fund. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

▪
The Reorganization is scheduled to occur after the close of business on October 18, 2013, but may occur on or before October 18, 2014. The Acquired Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume substantially all of the Acquired Fund’s liabilities. This will result in the addition of the Acquired Fund’s assets to the Acquiring Fund’s portfolio. The NAV of both funds will be computed as of 4:00 pm, Eastern Time, on the closing date of the Reorganization (the “Closing Date”).

▪
High Yield, the Acquiring Fund, will issue Class NAV shares to High Income, the Acquired Fund, in an amount equal to the aggregate net assets attributable to the Acquired Fund’s Class NAV shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class NAV shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class NAV shareholders of the Acquired Fund will become Class NAV shareholders of the Acquiring Fund.

▪	After the shares are issued, the existence of the Acquired Fund will be terminated.

Reasons for the Proposed Reorganization

This proxy statement and prospectus is being used by the JHF II Board in connection with the Reorganization. The JHF II Board believes that the proposed Reorganization is in the best interests of the shareholders of the Acquired Fund for several reasons. At a meeting on June 24-26, 2013, the JHF II Board (with the advice and assistance of independent legal counsel) considered the following matters, among others and in no order of priority, in approving the proposal.

First, at all asset levels, the advisory fee of High Yield is lower than that of High Income. In addition, the pro forma overall estimated operating expense ratio of Class NAV shares of High Yield after the Reorganization is expected to be lower than the expense ratio of High Income’s Class NAV shares.

Second, the combined fund offers economies of scale that may lead to lower per-share fund expenses in the future. Each fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative and there may be an opportunity to reduce High Yield’s expense ratio over time because of economies of scale if the funds are combined. The greater asset size of the combined fund may allow it, relative to your fund, to: (i) obtain better net prices on securities trades; and (ii) reduce per-share expenses by spreading fixed costs over a larger asset base.

Third, the JHF II Board reviewed the historical performance of High Income relative to that of High Yield, in comparison to the relevant benchmarks. The JHF II Board reviewed each fund’s performance as of April 30, 2013. The JHF II Board considered that High Yield outperformed High Income on a total return basis for the one- and three-year periods ended April 30, 2013.

Fourth, management believes that the Reorganization would permit your fund’s shareholders to pursue the identical investment objective in a larger fund with nearly identical investment policies: each fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign fixed-income securities rated BB/Ba or lower and their unrated equivalents.

Fifth, shareholders of the Acquired Fund will experience no change in the level of advisory or shareholder services as a result of the Reorganization. JHIMS and JHA each provides the same advisory services to its respective fund, and JHAM serves as each fund’s subadvisor.

Sixth, the Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the merger.

FUND PAST PERFORMANCE

Set forth below is past performance information for High Income and High Yield, which may help provide an indication of each fund’s investment risk.

The bar chart under “Calendar Year Total Returns” shows how each fund’s Class NAV total return has varied from year to year for each full calendar year. The table under “Average Annual Total Returns” shows average annual total return for each fund over time, for each class of shares, compared with broad-based securities market indices. Class NAV performance is shown both before and after taxes. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

High Income

Calendar Year Total Returns — Class NAV Shares

The year-to-date return of Class NAV shares of High Income as of June 30, 2013 was 4.35%.

Quarterly Returns

During the period shown in the above bar chart, High Income’s highest quarterly return was 31.17% for the second quarter of 2009, and the lowest quarterly return was –27.79% for the fourth quarter of 2008.

High Income

Average Annual Total Returns for Periods Ended December 31, 2012

	1-Year	5-Year	Since Inception(1)
Class NAV before tax	26.97%	6.97%	6.72%
Class NAV after tax on distributions(2)	23.96%	3.27%	3.14%
Class NAV after tax on distributions, with sale(2)	11.70%	3.58%	3.49%
Bank of America Merrill Lynch U.S. High Yield Master II Index (reflects no deduction for fees, expenses or taxes) (1) April 28, 2006.	15.59%	10.01%	9.01%

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.
High Yield

Class NAV shares of High Yield have not commenced operations as of the date of this proxy statement and prospectus. Accordingly, the returns shown for Class NAV shares of High Yield represent the returns of the fund’s Class A shares recalculated to reflect the fees and expenses of the fund’s Class NAV shares. The returns for Class A shares would be substantially similar because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

Calendar Year Total Returns — Class NAV Shares

The year-to-date return of Class NAV shares of High Yield as of June 30, 2013 was 4.10%.

Quarterly Returns

During the period shown in the above bar chart, High Yield’s highest quarterly return was 29.40% for the third quarter of 2009, and the lowest quarterly return was -30.22% for the fourth quarter of 2008.

High Yield

Average Annual Total Returns for Periods Ended December 31, 2012

	1-Year	5-Year	10-Year
Class NAV before tax	25.86%	3.76%	8.81%
Class NAV after tax on distributions(1)	23.18%	0.58%	5.53%
Class NAV after tax on distributions, with sale(1)	16.73%	1.21%	5.61%
Bank of America Merrill Lynch U.S. High Yield Master II Index (reflects no deduction for fees, expenses or taxes) (1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.	15.59%	10.01%	10.39%

FURTHER INFORMATION ON THE REORGANIZATION

Tax Status of the Reorganization

The Reorganization is intended not to result in income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund, or the shareholders of the Acquired Fund. In addition, the Reorganization is not expected to take place unless the fund receives a satisfactory opinion from K&L Gates LLP substantially to the effect that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, it is anticipated that, with respect to the Reorganization, for federal income tax purposes:

▪
No gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund as described above; or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund’s shareholders;

▪
No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of the Acquired Fund’s liabilities by the Acquiring Fund;

▪	The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets in the hands of the Acquired Fund immediately before the transfer;

▪	The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

▪	You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

▪	The aggregate tax basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the aggregate tax basis of your shares of the Acquired Fund surrendered in exchange; and

▪
The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions, as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (the “IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each Acquired Fund shareholder would recognize a taxable gain or loss equal to the difference between the tax basis of the shareholder’s Acquired Fund shares and the fair market value of the Acquiring Fund shares received by the shareholder.

Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. Such distributions will be taxable to shareholders and are expected to be approximately 1.6% of the Acquired Fund’s NAV.

The Acquired Fund does not expect to sell its assets in anticipation of the Reorganization. Sales of the Acquired Fund’s assets could result in taxable gains to the fund’s shareholders, as well as increased transaction costs. Because of available capital loss carryforwards, however, any sales of Acquired Fund assets prior to the Reorganization are not currently expected to result in taxable distributions to the Acquired Fund’s shareholders.

As of August 31, 2012, the Acquired Fund had unused capital loss carryforwards as described in the following table.

			No Expiration Date
Expiring in 2017	Expiring in 2018	Expiring in 2019	Short-Term	Long-Term
$6,152,875	$2,712,429	$26,790,616	$3,572,485	$28,562,141

Capital loss carryforwards are considered valuable tax attributes because they can reduce a fund’s future taxable income and thus reduce the taxable amount distributed to fund shareholders. The proposed Reorganization will affect the use of these tax attributes in two respects. The first concerns the “sharing” of these tax attributes with the shareholders of the Acquiring Fund. If there were no Reorganization, these tax attributes would inure solely to the benefit of the shareholders of the Acquired Fund. If the Reorganization occurs, these tax attributes carry over (subject to the limitations described below) to the Acquiring Fund. That means that any resulting tax benefits inure to all shareholders of the post-Reorganization Acquiring Fund (i.e., both pre-Reorganization shareholders of the Acquired Fund and pre-Reorganization shareholders of the Acquiring Fund).

The second manner in which the Reorganization will affect the use of the capital loss carryforward and possibly net unrealized losses concerns certain limitations imposed under the Code with respect to the use of these losses. Generally, when ownership of a corporation with capital loss carryforwards, such as the Acquired Fund, changes for tax purposes in connection with a reorganization (as will be the case here), the Code imposes various limitations on the use of capital loss carryforwards following the change in ownership. The amount of such loss carryforwards that can be used each year to offset post-acquisition income would generally be determined by multiplying the “federal long-term tax-exempt rate” (the applicable rate as of July 2013 was 2.80%) by the value of the outstanding shares of the Acquired Fund (possibly subject to adjustment for purposes of these rules) immediately prior to the Reorganization. Furthermore, capital losses may generally be carried forward for only eight years in the case of losses incurred by regulated investment companies in taxable years beginning prior to December 22, 2010. The carryforward of losses in taxable years beginning after that date is not limited in duration. The Acquired Fund’s net assets as of May 31, 2013 amounted to approximately $453 million. Based upon these factors, post-Reorganization, the Acquiring Fund may be limited to using approximately $12.68 million per year of the Acquired Fund’s pre-Reorganization capital loss carryforwards and built in losses, therefore, these limitations are not expected to result in the forfeiture of a significant portion of the Acquired Fund’s loss carryforwards. However, there is no assurance that such losses would be used, even in the absence of the Reorganization. Further, if the Acquired Fund’s net assets and/or the federal long-term tax-exempt rate decrease prior to the Reorganization, the loss limitation would be lower than currently estimated and could impact the ability of the Acquiring Fund to use the Acquired Fund’s loss carryforwards after the Reorganization. Additionally, if either Fund has net unrecognized gains as of the date of the Reorganization, the Acquiring Fund cannot use pre-Reorganization losses of the other Fund to offset such gains when they are later recognized.

The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies or persons who hold their shares as part of a straddle or conversion transaction.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this proxy statement and prospectus is qualified in its entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization that is proposed for the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, section 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, section 9).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of Acquired Fund’s declaration of trust and by-laws. Each Fund’s obligations are also subject to the receipt of a favorable opinion of K&L Gates, LLP as to the federal income tax consequences of the Reorganization (see Agreement, sections 8(f) and 9(f)). The final tax opinion will be filed as an exhibit to the Proxy/Prospectus prior to the Closing Date.

Termination of Agreement. Either the Bond Trust Board or the JHF II Board may terminate the Agreement (even if the shareholders of the Acquired Fund have already approved it) at any time before the Closing Date, if the applicable Board believes that proceeding with the Reorganization would no longer be advisable for its respective fund.

Expenses of the Reorganization. The Acquired Fund will bear the costs incurred in connection with the Reorganization, estimated to be approximately $93,500. The JHF II Board took these estimated costs into account in approving the Reorganization. If the Reorganization is not consummated, JHIMS will pay the expenses of the Reorganization.

CAPITALIZATION

With respect to the proposal, the following table sets forth the capitalization of each fund as of May 31, 2013, and the pro forma capitalization of Class NAV shares of the Acquiring Fund as if the Reorganization had occurred on that date. It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the Closing Date. The table below should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed in the Reorganization.

Funds	Net Assets	NAV	Shares Outstanding
High Income (Acquired Fund)	$452,430,694	$8.41	53,826,654
High Yield (Acquiring Fund)	0.00*	0.00	0.00
Decrease in net assets to reflect the estimated expenses of the Reorganization and increase in outstanding shares relative to net asset value upon the Reorganization.	$(93,500)	$(0.00)	62,157,242
High Yield (Acquiring Fund) (pro forma assuming Reorganization with High Income)	$452,337,194	$3.90	115,983,896

* The information regarding the Acquiring Fund’s net assets does not include the net assets of the Fund’s Class A, Class B, Class C or Class I shares. Class NAV shares of the Acquiring Fund will not have any assets prior to the Closing.

If the Reorganization had taken place on May 31, 2013, approximately 2.16 Class NAV shares of High Yield would have been issued for each Class NAV share of High Income.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ BUSINESSES

The following table shows where in each fund’s prospectus you can find additional information about the business of the fund.

Type of Information	Headings in Each Prospectus
	High Income	High Yield
Investment objective and policies	High Income Fund — Investment Objective, Principal Risks of Investing in the Fund Investment Strategies — High Income Fund Additional Information about the Funds’ Principal Risks	Fund summary — Investment objective, Principal investment strategies, Principal risks Fund details — Principal investment strategies, Principal risks of investing
Portfolio management	High Income Fund — Management — Investment Adviser, Subadvisers Fund Details — Investment Adviser, Subadvisers	Fund summary — Portfolio management Who’s who — Investment advisor, Subadvisor
Expenses	High Income Fund — Fees and Expenses	Fund summary — Fees and expenses
Custodian	Fund Details — Custodian	Who’s who — Custodian
Shares of beneficial interest	Additional Information About the Funds	Your account — Who can buy shares
Purchase of shares	Additional Information About the Funds	Fund summary — Purchase and sale of fund shares Your account — Who can buy shares Your account — Opening an account, Transaction policies, Additional investor services
Redemption or sale of shares	Additional Information About the Funds	Fund summary — Purchase and sale of fund shares Your account — Who can buy shares Your account — Selling shares, Transaction policies, Additional investor services
Dividends, distributions and taxes	Additional Information About the Funds	Your account — Dividends and account policies

BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the JHF II Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of either fund or JHIMS (the “Independent Trustees”), approved the Reorganization. In particular, the JHF II Board has determined that the proposed Reorganization is in the best interests of High Income, and that the interests of the fund’s shareholders would not be diluted as a result of the Reorganization.

The Bond Trust Board of Trustees, including the Independent Trustees, also approved the Reorganization. They also determined that the Reorganization is in the best interests of High Yield and that the interests of the fund’s shareholders would not be diluted as a result of the Reorganization.

The Trustees of your fund recommend that shareholders of your fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

CONFLICTS OF INTEREST

Because JHA currently is the investment advisor of only the Acquiring Fund, the Reorganization is expected to benefit JHA, as it would benefit from receiving aggregate advisory fee revenue from a combined fund with increased assets. In addition, because JHIMS and JHA have substantially similar boards, officers and other personnel; and share common facilities and resources, there may be a small increase in administrative efficiencies as a result of reducing the number of portfolios.

VOTING RIGHTS AND REQUIRED VOTE

Each whole share of your fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal. Shares will be voted in the aggregate, without regard to class. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Acquired Fund.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted towards a quorum.	Shares “present” at the meeting will be voted in person at the meeting. Shares “present” by proxy will be voted in accordance with the voting shareholders’ instructions.
Proxy with No Voting Instruction (other than Broker Non-Vote)	Considered “present” at the meeting.	Voted “for” a proposal.
Broker Non-Vote	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”
Abstain	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”

If the required approval of the Acquired Fund’s shareholders is not obtained with respect to the proposal, the Acquired Fund will continue to engage in business as a separate mutual fund and the Board will consider what further action may be appropriate, which can include re-soliciting shareholders to approve the proposal.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, by e-mail or in person by the trustees, officers and employees of your fund; by personnel of your fund’s investment advisor, JHIMS.

Outstanding Shares and Quorum

As of August 12, 2013 (the “record date”), there were 70,046,909.908 shares of beneficial interest of the Acquired Fund outstanding.

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Acquired Fund that are entitled to vote, present in person or represented by proxy, will be considered a quorum for the transaction of business.

Although High Income is authorized to offer multiple share classes, as of the record date, only Class NAV shares are outstanding. As of the record date, Class NAV shares of High Income were held by the Funds of Funds and the Master Trust. Pursuant to the proxy voting policies of High Income and the Funds of Funds, where the Funds of Funds are not the sole shareholders of an underlying fund (in this case, High Income), the Funds of Funds will vote proxies relating to shares of the underlying fund in the same proportion as the vote of all other holders of such underlying fund shares (in this case, the Master Trust).

The Funds of Funds, individually or collectively, hold more than 25% of the shares of the Acquired Fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund.

Revoking Proxies

Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

▪	By filing a written notice of revocation with the Secretary of JHF II;

▪	By returning a duly executed proxy with a later date before the time of the meeting; or

▪
If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the Secretary of JHF II (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Other Business

The JHF II Board knows of no business to be presented for consideration at the meeting other than the proposal identified in this proxy. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment. The persons named as proxies will not vote any proxy that directs them to abstain from voting on the proposal.

Shareholders’ Proposals

High Income is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of High Income must submit the proposal in writing, so that it is received by High Income at 601 Congress Street, Boston, Massachusetts 02210, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of High Income, as of August 12, 2013, various Funds of Funds beneficially owned more than 5% of the outstanding shares of Class NAV shares of the Acquired Fund, as detailed in the following table.

Name and Address	Number of Shares	Percentage of Beneficial Ownership
JHF II Lifestyle Balanced Fund 601 Congress Street Boston, MA 02210	28,635,412.481	40.88%
JHF II Lifestyle Conservative Fund 601 Congress Street Boston, MA 02210	11,405,146.962	16.28%
JHF II Lifestyle Growth Fund 601 Congress Street Boston, MA 02210	17,270,380.769	24.66%
JHF II Lifestyle Moderate Fund 601 Congress Street Boston, MA 02210	12,346,675.564	17.63%

As of August 12, 2013, there were no outstanding Class NAV shares of High Yield.

As of August 12, 2013, the trustees and officers of each fund owned in the aggregate less than 1% of each class of either fund’s outstanding shares.

EXPERTS

The financial highlights and financial statements of High Yield for the fiscal year ended May 31, 2013 are incorporated by reference into this proxy statement and prospectus. Also, the financial highlights and financial statements of High Income for the fiscal year ended August 31, 2012, and the six months ended February 28, 2013, are incorporated by reference into this proxy statement and prospectus.

The financial statements of High Yield for the fiscal year ended May 31, 2013, and the fund’s financial highlights as of that date have been independently audited by the fund’s independent registered public accounting firm,

PricewaterhouseCoopers LLP (“PwC”). Also, the financial statements of High Income for the fiscal year ended August 31, 2012, and the fund’s financial highlights as of that date have been independently audited by the fund’s independent registered public accounting firm, PwC, as stated in its report incorporated by reference in the fund’s SAI dated January 1, 2013. These financial statements and financial highlights have been included in reliance on the reports of PwC, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, NY 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, IL 60661). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed online or downloaded from the SEC’s Web site at www.sec.gov.

EXHIBIT A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [October 17, 2013], by and between High Income Fund (the “Acquired Fund”), a series of John Hancock Funds II (“JHF II”), a Massachusetts business trust, and John Hancock High Yield Fund (the “Acquiring Fund”), a series of John Hancock Bond Trust (“Bond Trust”), also a Massachusetts business trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to its Class NAV shares in exchange for Class NAV shares of the Acquiring Fund (the “Merger Shares”); and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.           Representations and Warranties of the Acquiring Fund.

Bond Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

(a)           The Acquiring Fund is a series of shares of Bond Trust, a Massachusetts business trust duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. Bond Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on Bond Trust. Each of Bond Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)           Bond Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of Bond Trust’s Agreement and Declaration of Trust dated March 8, 2005, as may be amended (the “Bond Trust Declaration”), and the 1940 Act.

(c)           The Acquiring Fund has elected to be, and has met the requirements of subchapter M of Code for treatment as, a “regulated investment company” (“RIC”) within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 7 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, or is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)           The Acquired Fund has been furnished with: (i) the annual report of the Acquiring Fund for the fiscal year ended May 31, 2013, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm (“PwC”); which fairly presents the financial condition and result of operations of the Acquiring Fund as of May 31, 2013, in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

(e)           The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on the statement of assets and liabilities of the Acquiring Fund as of May 31, 2013, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as defined in Section 3(e)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f)           Bond Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees of Bond Trust (the “Bond Trust Board”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g)           Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of Bond Trust or the Acquiring Fund, threatened against Bond Trust or the Acquiring Fund which assert liability on the part of Bond Trust or the Acquiring Fund or which materially affect the financial condition of Bond Trust or the Acquiring Fund or Bond Trust’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither Bond Trust nor the Acquiring Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h)           Neither Bond Trust nor the Acquiring Fund is obligated under any provision of the Bond Trust Declaration or Bond Trust’s By-laws dated March 8, 2005, as may be amended (the “Bond Trust By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)           There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(j)           No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k)           The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by Bond Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund,

(i)           did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii)           does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

(l)           The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

(m)           All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. In regard to the statement that the outstanding shares will be nonassessable, it is noted that Bond Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund’s shares.

(n)           The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class NAV shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that Bond Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of Bond Trust.

(o)           At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p)           At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.

(q)           The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

2.           Representations and Warranties of the Acquired Fund.

JHF II, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a)           The Acquired Fund is a series of shares of JHF II, a Massachusetts business trust duly organized and validly existing under, and in good standing in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. JHF II is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on JHF II. Each of JHF II and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)           JHF II is a duly registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Second Amended and Restated Agreement and Declaration of Trust of JHF II dated August 12, 2005, as may be amended (the “JHF II Declaration”), and the 1940 Act.

(c)           The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as a RIC within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)           JHF II, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees of JHF II (the “JHF II Board”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e)           The Acquiring Fund has been furnished with : (i) the annual report of the Acquired Fund for the fiscal year ended August 31, 2012, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm (“PwC”); and (ii) the unaudited semiannual report of the Acquired Fund for the six months ended February 28, 2013; which, in each case, fairly presents the financial condition and result of operations of the Acquired Fund as of August 31, 2012 or February 28, 2013, as the case may be, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(f)           The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of February 28, 2013, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(g)           Except as has been disclosed in writing to the Acquiring Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of JHF II or the Acquired Fund, threatened against JHF II or the Acquired Fund that assert liability on the part of JHF II or the Acquired Fund or which materially affect the financial condition of JHF II or the Acquired Fund or JHF II’s or the Acquired Fund’s ability to consummate the Reorganization. Neither JHF II nor the Acquired Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h)           There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(i)           Neither JHF II nor the Acquired Fund is obligated under any provision of the By-laws, and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j)           The Acquired Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(k)           As used in this Agreement, the term “Acquired Fund Investments” shall mean: (i) the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(l)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(m)           The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund,

(i)           did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii)           does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(n)           All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund (“Acquired Fund Shares”). In regard to the statement above that the Acquired Fund Shares will be nonassessable, it is noted that JHF II is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund. The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares.

(o)           All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p)           The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(q)           The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

3.           The Reorganization.

(a)           Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Merger Shares received by it to its shareholders in exchange for their Acquired Fund Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b)           If it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing,

(i)           nothing herein will require the Acquired Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Board or the Acquired Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund, and

(ii)           nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Bond Trust Board or the Acquiring Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

(c)           Prior to the Closing Date, the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain realized to and including the Closing Date, if any.

(d)           The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(e)           The Valuation Time shall be 4:00 pm, Eastern Time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(f)           Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(k) of this Agreement.

(g)           The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and, where it is required to do so, will withdraw its authority to do business in any state.

(h)           The Acquiring Fund will file with the Secretary of the Commonwealth of Massachusetts any necessary amendment to the Declaration and By-laws to consummate the Reorganization.

4.           Valuation.

(a)           On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal to the aggregate value of the assets of the Acquired Fund attributable to Class NAV shares of the Acquired Fund on such date less the value of the liabilities attributable to Class NAV shares of the Acquired Fund assumed by the Acquiring Fund on that date; determined as hereinafter provided in this Section 4.

(b)           The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c)           The net asset value of the Merger Shares shall be computed in the manner set forth in the then-current prospectus or statement of additional information of the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d)           No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e)           The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(f)           The Acquiring Fund shall assume substantially all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, arising pursuant to this Agreement.

5.           Payment of Expenses.

(a)           Except as otherwise provided in this Section 5, the Acquired Fund will bear all of any and all costs and expenses of the Reorganization incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses (“Portfolio Expenses”) that it may incur in connection with the purchases or sale of portfolio securities; and provided, further, that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b)           In the event that the Reorganization contemplated by this Agreement is not consummated, then John Hancock Investment Management, LLC, the Acquired Fund’s investment adviser, will bear all the costs and expenses incurred in connection with such Reorganization.

(c)           Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(d)           Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

6.           Covenants of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a)           Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

(b)           JHF II, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c)           In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which Bond Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d)           The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable hereto.

(e)           JHF II shall:

(i)           following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts, the Declaration and By-laws, the 1940 Act and any other applicable law;

(ii)           not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(iii)           on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

(f)           Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(g)           Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, Bond Trust, the Acquiring Fund, JHF II and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP, counsel to the Acquired Fund and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates).

(h)           In connection with the covenant in subsection (g) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(i)           After the Closing Date, the Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquired Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Acquired Fund to the extent such expenses have been accrued by such Acquired Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

(j)           Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of Bond Trust, an open-end management investment company registered under the 1940 Act.

7.           Closing Date.

(a)           Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on [October 18, 2013], or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b)           To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c)           The Acquired Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d)           As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the

Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8.           Conditions of the Acquired Fund’s Obligations.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a)           That the Bond Trust Board has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Bond Trust Board, and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolution approving this Agreement adopted by the Board certified by Bond Trust’s Secretary.

(b)           That the Acquired Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by Bond Trust’s President (or any Vice President) or its Treasurer, and a certificate signed by Bond Trust’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent annual report or semiannual report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)           That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by Bond Trust’s President (or any Vice President), its Chief Financial Officer or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)           That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)           That the Acquired Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that:

(i)           the Acquiring Fund is a separate series of Bond Trust, and both the Acquiring Fund and Bond Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)           the Acquiring Fund is a separate series of Bond Trust, an open-end, management investment company registered under the 1940 Act;

(iii)           this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Bond Trust Board, and this Agreement has been duly executed and delivered by Bond Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(iv)           neither the execution or delivery by Bond Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(v)           the Merger Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts’ law, be held personally liable for the obligations of the Acquiring Fund; and

(vi)           to their knowledge and subject to the qualifications set forth below, the execution and delivery by Bond Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the

Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)           That the Acquired Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date, addressed to the Acquired Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)           That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

(h)           That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Bond Trust or the Acquiring Fund, be contemplated by the Commission.

9.           Conditions of the Acquiring Fund’s Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)           That the JHF II Board has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the JHF II Board, on behalf of the Acquired Fund, and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the JHF II Declaration); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the JHF II Board, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by JHF II’s Secretary or Assistant Secretary.

(b)           That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by JHF II’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by JHF II’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c)           That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by JHF II’s President (or any Vice President), its Chief Financial Officer or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d)           That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)           That the Acquiring Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i)           the Acquired Fund is a separate series of JHF II, both the Acquired Fund and JHF II are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)           the Acquired Fund is a separate series of JHF II, an open-end, management investment company registered under the 1940 Act;

(iii)           this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the JHF II Board, and this Agreement has been duly executed and delivered by JHF II on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(iv)           neither the execution or delivery by JHF II on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute, or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(v)           to their knowledge and subject to the qualifications set forth below, the execution and delivery by JHF II on behalf of the Acquired Fund of the Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)           That the Acquiring Fund shall have obtained an opinion from K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)           That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund, be contemplated by the Commission.

(h)           That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(i)           That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j)           That prior to the Closing Date the Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized up to and including the Closing Date.

10.           Termination, Postponement and Waivers.

(a)           Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(i)           by consent of both the Bond Trust Board and the JHF II Board;

(ii)           by the Bond Trust Board, if any condition of the Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by the Board; or

(iii)           by the JHF II Board, if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by the Board.

(b)           If the Reorganization contemplated by this Agreement has not been consummated by [October 18, 2014], this Agreement automatically shall terminate on that date, unless a later date is agreed to by both the Bond Trust Board and the JHF II Board.

(c)           In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

(d)           At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Bond Trust Board or the JHF II Board, if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund on behalf of which such action is taken.

(e)           The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund and the officers, trustees, agents or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f)           If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions that are determined by action of the Board to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.           Indemnification.

(a)           Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b)           The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor’s prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.           Other Matters.

(a)           All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)           All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to the High Income Fund, c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: General Counsel, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock High Yield Fund, c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)           This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

(d)           It is expressly agreed that the obligations of each of Bond Trust and JHF II, on behalf of their respective Funds, hereunder shall not be binding upon any of its trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund, as provided in the Bond Trust Declaration or JHF II Declaration, as applicable, a copy of each of which, together with all amendments thereto, is on file in the office of the Secretary of The Commonwealth of Massachusetts. The execution and delivery of this Agreement has been authorized by each of the Bond Trust Board and the JHF II Board on behalf of their respective Funds and signed by their respective authorized officers, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of Bond Trust and JHF II on behalf of the relevant Fund, as provided in the Bond Trust Declaration or JHF II Declaration, as applicable.

(e)           This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

JOHN HANCOCK FUNDS II,
on behalf of its series, High Income Fund

By: _________________________________

Name: _______________________________

Title: ________________________________

JOHN HANCOCK BOND TRUST,
on behalf of its series, John Hancock High Yield Fund

By: _________________________________

Name: _______________________________

Title: ________________________________

Agreed to and accepted as to Section 5 only:

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

By: _________________________________

Name: _______________________________

Title: ________________________________

Thank You
for mailing your proxy card promptly!

___________________

John Hancock Funds, LLC
MEMBER FINRA/SIPC

601 Congress Street

Boston, MA 02210-2805

1-800-225-5291

1-800-554-6713 TDD

1-800-338-8080 EASI-Line

www.jhfunds.com

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[MAILING CODE]

STATEMENT OF ADDITIONAL INFORMATION

August 29, 2013

HIGH INCOME FUND
(the “Acquired Fund,” a series of John Hancock Funds II)

AND

JOHN HANCOCK HIGH YIELD FUND
(the “Acquiring Fund,” a series of John Hancock Bond Trust)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated August 29, 2013). This SAI provides additional information about the Acquired and the Acquiring Funds (the “Funds”). The Acquired Fund is a series of John Hancock Funds II, a Massachusetts business trust, and the Acquiring Fund is a series of John Hancock Bond Trust, also a Massachusetts business trust (“Bond Trust”). Please retain this SAI for further reference.

This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated August 29, 2013 relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) and in connection with the solicitation by the management of the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on October 10, 2013.

A copy of the Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:

John Hancock Investment Management Services, LLC
601 Congress Street
Boston, Massachusetts 02210
1-800-225-5291

Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

TABLE OF CONTENTS

1.	The SAI dated January 1, 2013 of JHF II with respect to the Acquired Fund (the “Acquired Fund SAI”)
2.	The SAI dated June 27, 2013 of Bond Trust with respect to Class NAV shares of the Acquiring Fund (the “Acquiring Fund SAI”)
3.	The Annual Report of JHF II for the fiscal year ended August 31, 2012 with respect to the Acquired Fund (the “Acquired Fund Annual Report”)
4.	The Semi-Annual Report of JHF II for the six months ended February 28, 2013 with respect to the Acquired Fund (the “Acquired Fund Semi-Annual Report”)
5.	The Annual Report of Bond Trust for the fiscal year ended May 31, 2013 with respect to the Acquiring Fund (the “Acquiring Fund Annual Report”)
6.	Pro Forma Financial Information

INFORMATION INCORPORATED BY REFERENCE

The Acquired Fund SAI is incorporated by reference to Post-Effective Amendment No. 84 to JHF II’s registration statement on Form N-1A (File Nos. 811-21779 and 333-126293) as filed with the Securities and Exchange Commission (the “SEC”) on December 26, 2012 (Accession No. 0000950123-12-014026).

The Acquiring Fund SAI is incorporated by reference to Post-Effective Amendment No. 74 to JHF II’s registration statement on Form N-1A (File Nos. 811-03006 and 002-66906), as filed with the SEC on June 27, 2013 (Accession No. 0001133228-13-002724).

The Acquired Fund Annual Report is incorporated by reference to JHF II’s report on Form N-CSR (File No. 811-21779), as filed with the SEC on November 1, 2012 (Accession No. 0000928816-12-001714).

The Acquired Fund Semi-Annual Report is incorporated by reference to JHF II’s report on Form N-CSR (File No. 811-21779), as filed with the SEC on May 6, 2013 (Accession No. 8816-13-000725).

The Acquiring Fund Annual Report is incorporated by reference to Bond Trust’s report on Form N-CSR (File No. 811-03006), as filed with the SEC on August 5, 2013 (Accession No. 0000928816-13-001165).

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the annual report and semi-annual report of JHF II with respect to the Acquired Fund dated August 31, 2012 and February 28, 2013, respectively, and the annual report of Bond Trust with respect to the Acquiring Fund dated May 31, 2013, each of which is on file with the SEC and is available at no charge.

The unaudited pro forma information set forth below for the twelve months ended May 31, 2013 is intended to present ratios and supplemental data as if the Reorganization of the Acquired Fund into the Acquiring Fund had been consummated at June 1, 2012. The Reorganization is intended to consolidate the Acquired Fund with a similar fund.

The Acquired Fund is advised by John Hancock Investment Management Services, LLC (“JHIMS”) and subadvised by John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM”). The Acquiring Fund is advised by John Hancock Advisors, LLC (“JHA”), and subadvised by JHAM. The Acquired Fund is a diversified series of JHF II and the Acquiring Fund is a diversified series of Bond Trust.

The purpose of the Reorganization is to combine two funds with identical investment objectives and nearly identical principal investment policies. The combined fund offers economies of scale that may lead to lower shareholder expenses and greater growth potential.

The Acquired Fund has one class of shares outstanding: Class NAV shares, which are not subject to any sales charges or distribution and service (Rule 12b-1) fees.

In connection with the Reorganization, Class NAV shareholders of the Acquired Fund will receive Class NAV shares of the Acquiring Fund. Class NAV shares of the Acquiring Fund are not subject to any sales charges or distribution and service (Rule 12b-1) fees.

As of May 31, 2013, the net assets of the Acquired Fund and the Acquiring Fund amounted to approximately $452,430,694 and $625,289,672, respectively.

Each Fund pays daily management fees to its investment advisor equal to the annual percentages of average daily net assets, as shown in the following table:

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Annual Advisory Fee Rates
High Income — JHIMS	High Yield — JHA
0.725% — first $150 million; 0.675% — next $350 million; 0.650% — next $2 billion; and 0.600% — excess over $2.5 billion.	0.6250% — first $75 million; 0.5625% — next $75 million; 0.5000% — next $350 million; 0.4750% — next $2 billion; and 0.4500% — excess over $2.5 billion.

Each Fund’s investment advisor also provides administrative services to the Fund under a separate Service Agreement. Each of JHIMS and JHA, as applicable, pays subadvisory fees to JHAM from its own assets and not from the assets of the relevant fund.

The Funds have the same other service providers, as detailed in the following table.

Distributor	John Hancock Funds, LLC
Transfer agent	John Hancock Signature Services, Inc.
Custodian	State Street Bank & Trust Company
Independent registered public accounting firm	PricewaterhouseCoopers LLP

On a pro forma basis, for the twelve months ended May 31, 2013, the proposed reorganization would have resulted in a decrease in management fees of approximately $779,854, and a decrease in other operating expenses (including audit fees) of approximately $76,402, resulting in a decrease of approximately 0.19% in the gross operating expense ratio for Class NAV shares relating to the combined fund’s expense ratios.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. The Acquiring Fund is expected to be the accounting survivor after the Reorganization.

The Reorganization is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Fund or its shareholders, or by the Acquiring Fund, as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis that the shareholders of the Acquired Fund had with respect to their shares of the Acquired Fund immediately before the Reorganization, and the tax holding period of the Acquiring Fund shares received by such shareholders will include the holding period of their Acquired Fund shares.

As of August 31, 2012, the Acquired Fund had unused capital loss carryforwards as described in the following table.

			No Expiration Date
Expiring in 2017	Expiring in 2018	Expiring in 2019	Short-Term	Long-Term
$6,152,875	$2,712,429	$26,790,616	$3,572,485	$28,562,141

The Acquired Fund will bear the costs incurred in connection with the Reorganization, estimated to be approximately $93,500. If the Reorganization is not consummated, JHIMS will pay the expenses of the Reorganization.

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